    As filed with the Securities and Exchange Commission on April 28, 2000
                        File Nos. 333-59185 and 811-08873


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|
                         Pre-Effective Amendment No. | |

                       Post-Effective Amendment No. 5 |X|


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|

                               Amendment No. 6 |X|


                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
               (Exact Name of Registrant as Specified in Charter)



        2000 N. CLASSEN BOULEVARD
      OKLAHOMA CITY, OKLAHOMA 73106
(Address of Principal Executive Offices)       Registrant's Telephone Number:  (405) 523-2000

          Stephen P. Garrett                                      Copy to:
         Senior Vice President
      Law and Government Affairs                                Jerry A. Warren
  American Fidelity Assurance Company                            McAfee & Taft
       2000 N. Classen Boulevard                          A Professional Corporation
     Oklahoma City, Oklahoma 73106                     10th Floor, Two Leadership Square
(Name and Address of Agent for Service)                  Oklahoma City, Oklahoma 73107

Approximate Date of Proposed Public Offering:        As soon as practicable after effectiveness of
                                                     the Registration Statement


It is proposed that this filing will become effective (check appropriate box)

         | |  immediately upon filing pursuant to paragraph (b)

         |X|  on May 1, 2000 pursuant to paragraph (b)



         | |  60 days after filing pursuant to paragraph (a)(1)


         | |  on (date) pursuant to paragraph (a)(1)

         | |  75 days after filing pursuant to paragraph (a)(2)

         | |  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:


         |X| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Title of Securities Being Registered:  common stock, par value $0.001

                                Explanatory Note

     This Post-Effective Amendment designates a later effective date for Post-Effective Amendment Nos. 2, 3 and 4 to the Registrant's Registration Statement on Form N-1A filed on February 18, 1999, April 16, 1999 and April 30, 1999, respectively.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.

A DUAL STRATEGY OF INVESTING IN VALUE AND
GROWTH STOCKS FOR LONG-TERM CAPITAL APPRECIATION


PROSPECTUS
MAY 1, 2000



The Securities and
Exchange Commission
has not approved
or disapproved these
securities or determined if
this prospectus
is truthful or
complete. Any
representation to the
contrary is a criminal offense.

CONTENTS

--------------------------------------------------------------------------------


About the Fund..............................................    3
Past Performance............................................    5
Investment Goals and Strategies.............................    6
Management's Discussion of Fund Results.....................    7
        1999 Results........................................    7
        10-Year Results.....................................    8
Principal Risks of Investment...............................    9
The Fund's Management.......................................   10
Fund Operations.............................................   11
        Buying and Selling Shares...........................   11
        Pricing Shares......................................   11
Distributions and Taxes.....................................   12
        Dividends and Other Distributions...................   12
        Tax Information.....................................   12
Financial Highlights........................................   13
For More Information.................................  Back Cover

ABOUT THE FUND

INVESTMENT GOAL                 Long-term capital growth

DUAL INVESTMENT
STRATEGIES                      The fund invests primarily in common stocks of
                                U.S. companies. The fund's two sub-advisers independently manage a portion of the fund's portfolio using different investment strategies.
                                One sub-adviser focuses on high quality
                                companies with healthy earnings growth and strong product leadership in their markets. The other focuses on undervalued, high quality equity securities with large capitalizations.

PRINCIPAL RISKS OF
INVESTING IN DUAL
STRATEGY FUND                   The fund's shares will rise and fall in value.
                                You can lose money on your investment in the fund, or the fund could underperform other investments if any of the following occurs:

                                -    The stock market as a whole goes down.

                                - Either value stocks or growth stocks fall out of favor with investors, causing part of the portfolio to underperform the other. The fund's dual strategy potentially lowers risk, but it may produce more modest gains than funds using only one investment strategy.

                                - Companies in which the fund invests do not grow as rapidly as expected.

                                -    Value stocks may never reach what the
                                     manager believes is their true value.

                                -    Investments in foreign securities carry
                                     additional risks, such as changes in
                                     currency exchange rates, a lack of adequate company information and political instability, which may result in loss of value and wider price swings than U.S. companies experience.

                                -    Earnings of companies in which the fund
                                     invests are not achieved, and income
                                     available for interest or dividend payments is reduced.

INVESTORS IN THE FUND           Only separate accounts of insurance companies
                                may purchase shares of the fund. You may invest indirectly in the fund through your purchase of a variable annuity contract issued by a separate account or by participating in a contract available through your employer's retirement plan.

                                You should read the accompanying separate account prospectus for information about:

                                - Purchasing a variable annuity contract or participating in a group variable annuity contract.

                                -    Other investment options if there are any.

                                -    The terms of your variable annuity
                                     contract.

                                - Expenses related to purchasing a variable annuity contract.

WHO MAY WANT TO INVEST          The fund may be appropriate for you if you:

                                -    Want a regular investment program for
                                     retirement savings.

                                -    Can benefit from deferred taxation of
                                     capital appreciation and income.

                                - Are several years from retirement and can pursue a long-term investment goal.

                                -    Want to add an investment with growth
                                     potential to diversify your other
                                     retirement investments.

                                -    Are willing to accept higher short-term
                                     risk along with higher potential long-term returns.

PAST PERFORMANCE


The bar chart shows how the annual total return of the fund and its predecessor has varied from year to year over a ten-year period. The table shows the fund's performance over time compared with that of the Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices. This information may help you evaluate the fund's risks and potential rewards. The fund's past performance is not necessarily an indication of how the fund will perform in the future.


ARE THESE THE RETURNS
REALIZED BY SEPARATE
ACCOUNT CONTRACT OWNERS
AND PARTICIPANTS?
No. These returns are
calculated for the fund. They
do not reflect insurance, sales
and administrative charges
deducted by participating
separate accounts. Inclusion of
those charges would reduce the
total returns for all periods.

WHEN WAS THE FUND
CREATED?
On January 1, 1999, the fund
acquired all of the assets and
liabilities of American
Fidelity Variable Annuity Fund
A, which was a managed separate
account.
WHAT IS THE FUND'S PAST
PERFORMANCE?

The fund treats the past
performance of its predecessor
as its own for periods before
the acquisition. The
information to the right
reflects the performance of
American Fidelity Variable
Annuity Fund A through 1998 and
for American Fidelity Dual
Strategy Fund, Inc. for all
subsequent time periods.

--------------------------------------------------------------------------------
YEAR-BY-YEAR TOTAL RETURN AS OF 12/31/EACH YEAR

                              [PERFORMANCE GRAPH]

                                              1989    1990     1991    1992    1993     1994     1995     1996     1997     1998
                                             ------   -----   ------   -----   -----   ------   ------   ------   ------   ------


AMERICAN FIDELITY DUAL STRATEGY FUND, INC.   28.73%   7.37%   29.35%   3.80%   7.72%   -5.33%   35.62%   27.15%   28.35%   26.50%

Highest Quarterly Return:  21.24%, 4th quarter 1998
Lowest Quarterly Return:  -11.04%, 3rd quarter 1998

--------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99



                       1 Year   5 Years   10 Years
--------------------------------------------------
Fund                   18.47%   27.10%     17.17%
S&P 500 Index          21.04%   28.54%     18.19%

INVESTMENT GOALS AND STRATEGIES

The fund's primary investment goal is long-term growth of capital. Its secondary investment goal is the production of income.


To pursue these goals, the fund invests in a diversified portfolio of common stocks. The fund may take temporary defensive positions inconsistent with its investment goals in response to adverse market, economic or political conditions. During these times, the fund may not achieve its investment goals.



Two sub-advisers with different investment strategies manage the fund's portfolio. The portfolio is normally reallocated equally between the two sub-advisers at the beginning of each year. Cash received by the fund, less amounts used to pay withdrawals and expenses, is allocated equally between the sub-advisers throughout the year.


Lawrence W. Kelly & Associates, Inc. selects stocks which it expects to have superior long-term earnings growth rates relative to the U.S. economy. Kelly's strategy is to invest in high-quality companies with strong earnings growth, sound fundamentals and superior product leadership. Kelly emphasizes large capitalization issues and attempts to identify positive fundamental changes in a company's growth rate and appreciation potential. Kelly has a long-term investment horizon with moderate portfolio turnover. Each security is individually reviewed on a consistent basis as to its future appreciation prospects and suitability relative to the entire portfolio.

Todd Investment Advisors, Inc. is a value-oriented manager. It emphasizes high-quality, large capitalization companies that are undervalued. Todd Investment attempts to achieve average-market returns in an up market and above-market returns in a down market. A dividend discount model is used to identify companies with the greatest potential for price appreciation (low price to intrinsic value). Then fundamental analysis is used to determine which companies have a catalyst for price appreciation. A stock is considered for sale when either its price/value ratio rises above the median for large capitalization stocks or the company's fundamentals weaken. The portion of the fund's portfolio managed by Todd Investment typically holds 40-50 issues, and the average annual turnover is usually 20-40%.

MANAGEMENT'S DISCUSSION OF FUND RESULTS


1999 RESULTS



Internet and technology related stocks were the only domestic areas which did well in 1999. The limited number of issues doing well in the market is a particular concern for continuing market strength in 2000. The environment is very similar to that of 1972 when the "nifty 50" were all the rage. Corporate earnings rose at only a 1.4% rate following the earnings growth rate peak during the 3rd quarter of 1997. While many issues did much better, the overall rise in earnings was not at all exciting. This is a problem the market is dealing with by severely marking down issues which come in under expectations. As these events continue, confidence in the overall market may decline. Inflation concerns and increases in short term rates by the Federal Reserve pushed longer term rates up sharply from the lows of October 1998.



LAWRENCE W. KELLY & ASSOCIATES, INC., the fund's growth manager, had outstanding investment results in 1999, significantly outpacing the S&P 500 Index, led by the strong performance of large capitalization growth stocks. Kelly's portfolio emphasis on larger technology and specialty retail issues easily overwhelmed the relatively weaker returns of the pharmaceutical and food and beverage sectors of the markets. In addition, Kelly also benefited from strength in select financial holdings despite the backup in interest rates.



TODD INVESTMENT ADVISORS, INC., the fund's value manager, had competitive investment results in 1999. Large capitalization value stocks significantly underperformed large growth stocks for the second consecutive year. Todd's investment performance exceeded the value index but trailed the S&P 500, which is more of a growth index. The manager underweighted technology for the first time in four years due to the extreme valuations in that sector, and overweighted more attractively valued sectors, such as manufacturing, financial services, and utilities.

10-YEAR RESULTS


The graph below compares the initial and subsequent account values at the end of each of the past 10 years, assuming a $10,000 initial investment on January 1, 1990 in the fund's predecessor and in the S&P 500 Index. The fund's performance does not give effect to any charges at the separate account level. The S&P 500 Index returns assume the reinvestment of dividends but do not reflect commissions or administrative and management costs. Past performance does not predict future performance for the fund or the index.


                               performance graph


                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.


--------------------------------------------------------------------------------------------------
                            AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/99
--------------------------------------------------------------------------------------------------
             1 YEAR                          5 YEARS                          10 YEARS
--------------------------------------------------------------------------------------------------
             18.47%                           27.10%                           17.17%

                                 1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
AMERICAN FIDELITY DUAL
 STRATEGY FUND, INC.            $12,873   $13,822   $17,878   $18,558   $19,991   $18,926   $25,667   $32,636   $41,889   $52,989
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------

S&P 500 INDEX                   $13,161   $12,753   $16,630   $17,894   $19,690   $19,948   $27,435   $33,731   $44,984   $57,840
                                -------   -------   -------   -------   -------   -------   -------   -------   -------   -------


PRINCIPAL RISKS OF INVESTMENT


Although stocks have a history of long-term growth, they fluctuate in price. Prices go up or down based on changes in a company's financial condition and results of operations as well as factors related to the economy. Such fluctuations can be pronounced. Changes in the value of the fund's investments will result in changes in the value of fund shares and thus the fund's total return to investors. You could lose money directing your variable annuity contract payments to the fund.

DUAL STRATEGY AND MARKET CYCLES. Different types of stocks (such as growth stocks and value stocks) may shift in and out of favor depending on market and economic conditions. As a result, the performance of the growth-stock portion of the fund's portfolio may be higher or lower than the value-stock portion of the fund's portfolio and vice versa. The fund's dual strategy may potentially limit the downside risk of the fund, but it may also produce more modest gains over the long run than a single investment strategy would.


GROWTH STOCKS. There is a risk that a stock selected for its growth potential will not perform as expected and its price will decline or will not increase.


VALUE STOCKS. A value stock may never reach what the manager believes is its full value, or it may not have been undervalued when purchased. Large company value stocks tend to be less volatile than smaller cap stocks because large companies often have the resources to withstand adverse conditions; however, they may also be slower to react to change.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, and less stringent accounting, reporting and disclosure requirements. In the past, equity securities of foreign markets have had more frequent and larger price changes than those of U.S. markets. The fund's foreign investments have typically been in the form of American Depositary Receipts of large foreign companies, reducing somewhat the general risks of foreign investing. ADRs generally are securities issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded in the U.S. markets.

THE FUND'S MANAGEMENT

AMERICAN FIDELITY ASSURANCE COMPANY, 2000 N. Classen Boulevard, Oklahoma City, OK 73106, is the fund's investment adviser. American Fidelity is an Oklahoma stock life insurance company and is registered as an investment adviser under the Investment Advisers Act of 1940. It was the investment adviser of the fund's predecessor from 1968 through 1998.

American Fidelity has engaged two sub-advisers to manage the fund's investment portfolio. The board of directors of the fund reviews and must approve the sub-adviser selections. American Fidelity is responsible for running all of the operations of the fund, except for those subcontracted to the fund's sub-advisers, custodian and pricing service. The fund pays American Fidelity an annual management and investment advisory fee of 0.50% of the average daily net assets of the fund. Out of this fee, American Fidelity pays each sub-adviser a fee for its services.

The fund's sub-advisers make the day-to-day decisions to buy and sell securities for the fund. Each manages a portion of the fund's portfolio using its own investment strategy to achieve the fund's investment goals.


LAWRENCE W. KELLY & ASSOCIATES, INC., 199 South Los Robles Avenue, Suite 850, Pasadena, CA 91101, had $1.8 billion of assets under management as of December 31, 1999. Kelly has provided investment advice since 1985 to American Fidelity in the management of its investments, including those held by the fund's predecessor. Kelly has been a sub-adviser to the fund and its predecessor since the last quarter of 1995.



Lawrence W. Kelly has primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Kelly. He has 33 years of experience as an investment adviser. He founded Kelly in 1985 and currently serves as its Chairman and Chief Executive Officer.



TODD INVESTMENT ADVISORS, INC., 101 South Fifth Street, Suite 3160, Louisville, KY 40202, had $3.3 billion of assets under management as of December 31, 1999. Todd Investment has been a sub-adviser to the fund and its predecessor since the last quarter 1995.



Robert P. Bordogna has primary responsibility for the day-to-day management of the portion of the fund portfolio managed by Todd Investment. He has 31 years of experience as an investment adviser. Bordogna is the President and Chief Executive Officer of the firm and has been with Todd Investment since 1980.

FUND OPERATIONS

BUYING AND SELLING SHARES

You cannot buy shares of the fund directly. You may invest indirectly in the fund through your purchase of a variable annuity contract or your participation in a variable annuity contract offered through your employer's retirement plan. The contracts are issued by insurance company separate accounts, which buy fund shares based on the instructions they receive from contract owners.

To meet various obligations under the contracts, the separate accounts may sell fund shares to generate cash. For example, a separate account may sell fund shares and use the proceeds to pay a contract owner or participant who has requested a partial withdrawal or cancelled a contract.

PRICING SHARES


The fund's net asset value per share is determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each day American Fidelity is open for business. American Fidelity is scheduled to be open Monday through Friday throughout the year, except for the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the immediately following Friday, and Christmas Day. On any day when American Fidelity is open for business and the New York Stock Exchange is not (presently Martin Luther King, Jr. Day, Washington's Birthday and Good Friday), the fund values its portfolio securities using the same prices included in the last determined net asset value per share.



The fund calculates net asset value per share by dividing the total value of its net assets by the number of its shares outstanding. Investing separate accounts purchase shares at the net asset value per share next determined after American Fidelity receives a purchase or sale order in proper form.


The fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value.

DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS


The fund intends to distribute substantially all of its net investment income and capital gains to American Fidelity Assurance Company, its sole shareholder. The fund pays dividends annually and reinvests the proceeds in additional fund shares at net asset value per share. Distributions of any net realized capital gains are made at least annually.


TAX INFORMATION

Because you do not own shares of the fund directly, your tax situation is not likely to be affected by the fund's distributions. The separate account and the insurance company which issued your variable annuity contract, as the owner of the fund's shares, may be affected.


You should consult the prospectus of the separate account for a discussion of the federal income tax consequences to variable annuity contract owners.

FINANCIAL HIGHLIGHTS


On January 1, 1999, the fund acquired the investment portfolio of its predecessor, American Fidelity Variable Annuity Fund A, which was a managed separate account. The 1999 information below relates to Dual Strategy Fund; all other information relates to the fund's predecessor, American Fidelity Variable Annuity Fund A, and is derived from its financial statements. Such financial statements were audited by KPMG LLP, whose report, along with the financial statements, are included in the Statement of Additional Information, which is available upon request.



The financial highlights table is intended to help you understand the financial performance of the fund and its predecessor for the past five years. Certain information reflects financial results for a single Accumulation Unit of the fund and American Fidelity Variable Annuity Fund A. Total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions.



                                                   YEARS ENDED DECEMBER 31,
                                      --------------------------------------------------
                                        1999       1998       1997      1996     1995(A)
                                      --------   --------   --------   -------   -------
Accumulation Unit value,
  beginning of period                 $  10.00   $ 19.463   $ 15.339   $12.199   $ 9.094
                                      --------   --------   --------   -------   -------
Net investment income                   0.1062      0.023      0.071     0.094     0.080
Net realized and unrealized gain
  (loss) on securities                  1.7406      4.847      4.053     3.046     3.025
                                      --------   --------   --------   -------   -------
Total from investment operations        1.8468      4.870      4.124     3.140     3.105
                                      --------   --------   --------   -------   -------
Accumulation Unit value,
  end of period                       $11.8468   $ 24.333   $ 19.463   $15.339   $12.199
                                      ========   ========   ========   =======   =======
Total return(b)                          18.47%     25.02%     26.89%    25.74%    34.14%

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of period
  (000's omitted)                     $229,253   $184,548   $137,091   $98,829   $73,153
Ratio of expenses to
  average net assets(b)                    0.5%      1.46%      1.46%     1.38%     1.29%
Ratio of net income to average net
  assets                                0.9840%      0.11%      0.40%     0.69%     0.75%
Portfolio turnover rate                 37.527%     40.10%     26.60%    36.90%    66.10%


------------------------------------------

(a) Investment management by the fund's two sub-advisers commenced October 2, 1995.


(b) In 1999 total return and ratio of expenses for the fund included management fee only. Previous years included management, mortality and expense risk fees under the fund's predecessor, American Fidelity Variable Annuity Fund A.

FOR MORE INFORMATION

To obtain information:
------------------------------------------------------

BY TELEPHONE
Call 1-800-662-1106

BY MAIL Write to:
American Fidelity
Dual Strategy Fund, Inc.
P. O. Box 25520
Oklahoma City, OK 73125-0520

BY E-MAIL Send your request to:
va.help@af-group.com

ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site: http://www.sec.gov


You may also obtain information about the fund, including the Statement of Additional Information, by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC- 0330) or by paying a duplicating fee and sending your request and fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or by electronic request to publicinfo@sec.gov.

More information on the fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT


Additional information about the fund's investments is available in the fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


STATEMENT OF ADDITIONAL INFORMATION


The Statement of Additional Information provides more details about the fund and its policies. A current Statement of Additional Information is on file with the Securities and Exchange Commission and is incorporated by reference into and is legally a part of this prospectus.



SEC FILE NUMBER: 811-08873


AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2000

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 2000



This Statement of Additional Information is not a prospectus, but it relates to the Prospectus of American Fidelity Dual Strategy Fund, Inc. dated May 1, 2000. You may get a free copy of the Prospectus or the Fund's most recent annual and semi-annual reports by contacting the Fund by mail, telephone or e-mail.


                   American Fidelity Dual Strategy Fund, Inc.
                                 P.O. Box 25520
                       Oklahoma City, Oklahoma 73125-0520
                                 1-800-662-1106
                              va.help@af-group.com

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
INTRODUCTION................................................    2
INVESTMENT GOALS AND POLICIES...............................    2
MANAGEMENT..................................................    5
INVESTMENT ADVISORY AND OTHER SERVICES......................    6
PORTFOLIO TRANSACTIONS......................................    8
CAPITAL STOCK...............................................    9
FEDERAL TAX MATTERS.........................................   10
UNDERWRITER.................................................   13
PERFORMANCE DATA............................................   13
CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL..............   15
FINANCIAL STATEMENTS........................................   15

                                  INTRODUCTION


American Fidelity Dual Strategy Fund, Inc. is an open-end, diversified, management investment company established as a Maryland corporation on March 18, 1998. The Fund is the successor to American Fidelity Variable Annuity Fund A ("Variable Annuity Fund A"), which was a separate account of American Fidelity Assurance Company (the "Company") that managed its own investment portfolio. The original inception date for Variable Annuity Fund A was January 1, 1970. Variable Annuity Fund A was converted from a management investment company into a unit investment trust ("Separate Account A") effective January 1, 1999, and the assets of Variable Annuity Fund A were transferred intact to the Fund in exchange for shares of the Fund.


Shares of the Fund are offered only to variable annuity separate accounts established by insurance companies to fund variable annuity contracts.

The Company serves as the Fund's investment adviser. The Company has engaged Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment") to serve as sub-advisers (together, the "Sub-Advisers") to the Fund and provide day-to-day portfolio management for the Fund.

                         INVESTMENT GOALS AND POLICIES

INVESTMENT GOALS

The Fund's primary investment goal is long-term capital growth. Its secondary investment goal is the production of income.

FUND POLICIES


The Fund has adopted the fundamental policies listed below. These policies cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of the Fund, which, as used in this Statement of Additional Information and the Prospectus, and under the Investment Company Act of 1940, means the lesser of (i) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund.


          (1) Not more than 5% of the value of the Fund's assets will be invested in securities of any one issuer, except obligations of the U.S. Government and instrumentalities thereof.

          (2) Not more than 10% of the voting securities of any one issuer will be acquired.

          (3) Not more than 25% of the value of the Fund's assets will be invested in any one industry.

          (4) No borrowings will be made except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of the assets of the Fund and that there always will be asset coverage of at least 300% for all outstanding borrowings of the Fund.

          (5) The Fund will not act as an underwriter of securities of other issuers, except to the extent that the Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

          (6) Not more than 10% of the value of the assets of the Fund may be invested in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws.

          (7) No purchase of commodities or commodity contracts will be effected.

          (8) The Fund may not engage in the purchase or sale of puts, calls or other options or in writing such options.

          (9) Loans will not be made except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

          (10) Investment will not be made in the securities of a company for the purpose of exercising management or control.

          (11) Although it is not intended that investments be made in securities of other investment companies, the Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

          (12) Investments in repurchase agreements will be limited to the top thirty-five U.S. banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

          (13) Short sales of securities will not be made.

          (14) Purchases will not be made on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (15) Investments in high-yield or non-investment grade bonds will not be made.

          (16) Investments in the equity securities of foreign issuers will be limited to American Depositary Receipts ("ADRs"), other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Not more than 35% of the Fund's assets will be invested in foreign issuers. In addition, not more than 20% of the Fund's assets will be invested in issuers of any one foreign country.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the value of assets will not constitute a violation of that restriction.

The Fund has also adopted the following non-fundamental investment policies:

          (1) The Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

             (a) $150,000,000 or more in assets,

             (b) Operational for at least 10 years, and

             (c) $50,000,000 or more in stockholders' equity.

          (2) Although the Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

          (3) The Fund will not invest in the securities of tobacco-producing companies.

TEMPORARY INVESTMENTS

A Sub-Adviser may determine that pursuing its investment strategy is inconsistent with the best interest of the Fund's shareholders as a result of current market and economic conditions. In this case, for temporary defensive purposes, the Fund may invest its assets in securities which are a direct obligation or guaranteed by the United States government, bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors.

                                   MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "The Fund's Management."

DIRECTORS AND OFFICERS

The Fund's board of directors is responsible for overseeing the management of the Fund, including the establishment and supervision of the Fund's investment goals and policies, reviewing and approving the Fund's contracts and other arrangements, and monitoring the Fund's performance and operations. The officers of the Fund supervise daily business operations.

Information about each director and officer of the Fund follows:


                                   POSITION(S) HELD                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE*                WITH FUND                        DURING PAST 5 YEARS
----------------------             ----------------                  -----------------------

John W. Rex, 66                 Chairman of the Board,   Director (1982 to present), President and Chief
2000 N. Classen Boulevard       President and            Operating Officer (1992 to present), and
Oklahoma City, OK 73106         Treasurer(1)             Treasurer (1972 to 1995) of the Company;
                                                         Director (1982 to present), Executive Vice
                                                         President (1990 to present) and Treasurer (1972
                                                         to 1995) of American Fidelity Corporation

Daniel D. Adams, Jr., 57        Director and             Vice President and Investment Officer of the
2000 N. Classen Boulevard       Secretary(1)             Company and American Fidelity Corporation
Oklahoma City, OK 73106

Jean G. Gumerson, 77            Director                 President and Chief Executive Officer,
711 Stanton L. Young Blvd.,                              Presbyterian Health Foundation
Suite 604
Oklahoma City, OK 73104

Gregory M. Love, 37             Director                 President and Chief Operating Officer (1995 to
10601 N. Pennsylvania Avenue                             present), Vice President -- Real Estate and
Oklahoma City, OK 73120                                  Development (1990 to 1995) of Love's Country
                                                         Stores, Inc.; Director, Affiliated Food Stores,
                                                         Inc.

J. Dean Robertson, D.D.S.,      Director                 Private practice in pediatric dentistry;
  M.Ed., 82                                              Professor Emeritus, University of Oklahoma,
5222 North Portland                                      College of Dentistry
Oklahoma City, OK 73112

G. Rainey Williams, Jr., 39     Director                 President and Chief Operating Officer, Marco
6301 N. Western                                          Holding Corporation (1999); Managing Partner,
Suite 200                                                Marco Investment Company A Limited Partnership
Oklahoma City, OK 73118                                  (1988 to 1998); Director, Mustang Fuel
                                                         Corporation.


---------------


 *  As of May 1, 2000.

(1) "Interested person" of the Fund under Section 2(a)(19) of the 1940 Act.

Until January 1, 1999, all members of the Board of Directors were members of the Board of Managers of the Fund's predecessor, Variable Annuity Fund A.

No officer or director of the Fund or the Company receives any remuneration from the Fund. Members of the Fund's Board of Directors who are not employees of the Company receive a fee, paid by the Company, of $500 for each meeting attended.


The Fund and its investment adviser and principal underwriter each adopted a code of ethics under rule 17j-1 of the Investment Company Act. Each of these codes of ethics permits personnel subject to the codes to invest in securities; however, personnel subject to the codes are subject to certain restrictions when purchasing securities that may be purchased or held by the fund.


CONTROL PERSONS


A shareholder that owns more than 25% of the Fund's voting securities may be deemed to be a "control person," as defined in the 1940 Act, of the Fund. The Company is the sole shareholder of record of the Fund. The only person known by the Fund to own beneficially 5% or more of the Fund's shares is American Fidelity Companies Employee Savings Plan Trust (7.06% as of April 5, 2000). Its address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106. The only officers or directors of the Fund who beneficially own shares of the Fund are Messrs. Rex, Carpenter, Klehm and Adams. They are participants in the Trust and therefore beneficially own Fund shares. Their beneficial ownership percentage, together, as of April 5, 2000, was .04%.


                     INVESTMENT ADVISORY AND OTHER SERVICES

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "The Fund's Management."

INVESTMENT ADVISER

The Company provides management services and serves as the investment adviser to the Fund pursuant to a Management and Investment Advisory Agreement. Under this Agreement, the Company assumes overall responsibility, subject to the supervision of the Board of Directors, for administering all operations of the Fund, including monitoring and evaluating the management of the Fund's portfolio by the Sub-Advisers on an ongoing basis. The Company provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations. The Company is also responsible for overseeing the Fund's compliance with the requirements of applicable law and conformity with the Fund's investment goals and policies, including oversight of the Sub-Advisers.

For its services to the Fund, the Company receives an annual management and investment advisory fee of 0.50% of the average daily net assets of the Fund. The Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Fund shares, salaries and other compensation of the Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the Sub-Advisers' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.


The Company received investment and management fees from Variable Annuity Fund A, the Fund's predecessor, of $598,100 in 1997, and $793,700 in 1998, and $1,024,035 in 1999, from the Fund, pursuant to a management and investment advisory agreement having the same fee arrangement as the Agreement with the Fund from and after July 1, 1996 (previously provided for an annual fee of .325% of average daily net assets).


The Management and Investment Advisory Agreement was approved for the Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on September 18, 1998 and by the Fund's sole shareholder on December 22, 1998. The Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by the vote of the holders of a majority of the Fund's shares. The Company may not terminate the Agreement without the approval of a new investment advisory agreement by a majority of the Fund's shares. The Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.


American Fidelity Corporation is the parent of the Company. American Fidelity Corporation is itself controlled by Cameron Enterprises, A Limited Partnership ("CELP"), a family investment partnership. William M. Cameron, an individual, and Lynda L. Cameron, an individual, each own 50% of the Common Stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises a Limited Partnership.


SUB-ADVISERS

The Company has contracted with the Sub-Advisers to provide day-to-day portfolio investment management services to the Fund. The fees of the Sub-Advisers are paid by the Company. Kelly receives an annual fee of .30% of Fund assets under its management. Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. The Sub-Advisers' fees are payable quarterly and, when based on Fund assets, are calculated on the value of Fund assets on the last trading day of each calendar quarter.


Kelly and Todd served as investment sub-advisers to Variable Annuity Fund A, the Fund's predecessor, from October 1995 to December 31, 1998 when they became sub-advisers to the Fund. Pursuant to the Variable Annuity Fund A sub-advisory agreements which contained the same fee arrangements as are in the Sub-Advisers' Agreements with respect to the Fund, in 1997, 1998 and 1999, the Company paid Kelly $182,050, $246,200 and $325,680, respectively, and Todd Investment $234,600, $315,500 and $387,625, respectively.


The Investment Sub-Advisory Agreement for each of the Sub-Advisers was approved for the Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on September 18, 1998 and by the sole shareholder of the Fund on December 22, 1998. Each Agreement will remain in effect from year to year provided such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty, on 30 days' notice, by the Company, the Fund's Board of Directors or by the vote of the holders of a majority of the Fund's shares or, upon 30 days' notice, by the Sub-Adviser. Each Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

Lawrence W. Kelly and his wife, Janice M. Kelly, are the principal shareholders of Kelly, each holding 48.8% of Kelly's outstanding stock. Todd Investment is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

                             PORTFOLIO TRANSACTIONS

Each of the Sub-Advisers is responsible for decisions to buy and sell securities for the Fund, the selection of brokers to effect transactions and the negotiation of brokerage commissions, in each case with respect to Fund securities under its management. Neither Sub-Adviser nor any of their respective affiliates may act as a broker for Fund securities transactions.

In selecting a broker to execute portfolio transactions, Kelly's objective is to obtain the best execution, while at the same time obtaining research used to service its clients. The selection of a broker takes into account the quality of brokerage services, including such factors as execution capability, financial stability and clearance and settlement capability. Research furnished by brokers may be used in serving any or all of Kelly's clients, including clients which have not paid commissions to the broker providing the research. Kelly evaluates the reasonableness of brokerage commissions on an on-going basis in light of the general level of commissions being paid from time to time and the value of research services received. In order to obtain lower commission rates for clients, Kelly engages from time to time in block trades, i.e., grouping orders with a single broker. Accounts involved in such transactions receive the average executed price, except that brokers may charge smaller accounts a minimum commission resulting in smaller accounts paying slightly more in commissions per share than larger accounts.

In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker which was not providing such services.

Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.


For the years 1997 and 1998, the Fund's predecessor, Variable Annuity Fund A, paid brokerage commissions of $90,500 and $152,900, and in 1999, $177,452 was paid by the Fund.


                                 CAPITAL STOCK

Each issued and outstanding share of the Fund is entitled to participate equally in dividends and distributions declared for the Fund's stock and, upon liquidation or dissolution, in the Fund's net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of the Fund are fully paid and non-assessable and have no preemptive or conversion rights.

Under normal circumstances, subject to the reservation of rights explained below, the Fund will redeem shares in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York

Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

Under Maryland law, the Fund is not required to hold annual shareholder meetings and does not intend to do so. At any special meeting, shareholders present or represented by proxy at the meeting are entitled to one vote for each share held.

                              FEDERAL TAX MATTERS

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "Distributions and Taxes."

The following is a general and abbreviated summary of the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change.

FEDERAL INCOME TAX STATUS

Regulated Investment Company

The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If the Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders.

To qualify as a regulated investment company under the Code for a taxable year, the Fund must (i) be registered under the 1940 Act at all times during the taxable year (see "Registration" below), (ii) have in effect an election to be a regulated investment company at all times during the taxable year (see "Election" below), (iii) derive at least 90% of its gross income from certain sources (see "Sources of Gross Income" below), and (iv) diversify its assets in accordance with certain requirements (see "Diversification of Assets" below).

To be treated as a regulated investment company under the Code for a taxable year, the Fund must (i) distribute dividends to its shareholders in accordance with certain requirements (see "Distribution of Dividends" below), and (ii) have, at the close of such taxable year, no earnings and profits accumulated in any taxable year to which the provisions of the Code pertaining to regulated investment companies did not apply (see "Earnings and Profits" below).

This disclosure assumes that the Fund will qualify and be treated as a regulated investment company under the Code for each taxable year.

Registration

The Fund can qualify as a regulated investment company under the Code if it is registered under the 1940 Act as a management company. The Fund is currently registered under the 1940 Act as a management company and intends to continue such registration in future tax years.

Election

To qualify as a regulated investment company under the Code, the Fund must file with its federal income tax return an election to be a regulated investment company. The Fund intends to file such an election with its federal income tax return for the tax year ended December 31, 1999 and intends to maintain such election for future tax years.

Sources of Gross Income

To qualify as a regulated investment company under the Code for a taxable year, the Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies. The Fund expects that at least 90% of its gross income for each taxable year will be derived from these types of income.

Diversification of Assets

To qualify as a regulated investment company under the Code for a taxable year, the Fund must have:

     (1) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets represented by cash, cash items (including receivables), United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the Fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer; and

     (2) not more than 25% of the value of the Fund's total assets invested in the securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are determined, under the Treasury Regulations, to be engaged in the same or similar trades or businesses or related trades or businesses.

Distribution of Dividends

To be treated as a regulated investment company for a taxable year, the Fund must pay dividends equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt income.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Earnings and Profits


To be treated as a regulated investment company for a taxable year, the Fund must not have, as of the close of such taxable year, earnings and profits accumulated in any taxable year to which the provisions under the Code relating to regulated investment companies did not apply.



STATE INCOME TAX STATUS


The Fund is organized as a Maryland corporation. Under Maryland tax law, the Fund is not liable for any income or franchise tax in the State of Maryland if the Fund qualifies as a regulated investment company under the Code and does not have taxable income for federal income tax purposes.

TAXATION OF VARIABLE ANNUITY CONTRACTS

For a discussion of the tax consequences of variable annuity contracts, you should refer to the accompanying separate account prospectus.


                                  UNDERWRITER



American Fidelity Securities, Inc. ("AFS"), a wholly-owned subsidiary of the Company, is the sole underwriter for the Fund. AFS is also the underwriter for American Fidelity Separate Account A and American Fidelity Separate Account B. AFS receives no compensation for the sale of Fund shares.

                                PERFORMANCE DATA

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "Past Performance."

From time to time, the Fund may include quotations of its performance in advertisements, shareholder reports or sales literature, if accompanied by the performance of your separate account.


The Fund's total return for the twelve months ended December 31, 1999 and average annual total returns over the one, five and ten year periods ended December 31, 1999 were 18.47%, 27.10% and 17.17%, respectively. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:


     P(1+T)(n)=ERV

     Where:

           P  = a hypothetical initial investment of $1,000

           T  = average annual total return

           n  = number of years


           ERV= ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one, five or ten-year period at the end of the one, five and ten-year periods.



The Fund may also disclose cumulative total returns in conjunction with the standardized returns described above. The Fund's cumulative total returns for the one, five and ten year time periods ended December 31, 1999 were 18.47%, 231.69% and 387.65%, respectively. Total return is calculated by subtracting the initial investment from the value at the end of the period, and dividing the result by the initial investment.


Any performance data quoted for the Fund will represent historical performance and should not be considered representative of the performance of the Fund in the future. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

As the successor to Variable Annuity Fund A, the Fund treats the historical performance data of Variable Annuity Fund A as its own for periods prior to January 1, 1999. In computing returns for these periods, the Fund deducts only the type of charge currently imposed by the Fund (i.e., the management and investment advisory fee). The Fund's performance data, both before January 1, 1999 and from that date forward, do not reflect any sales, insurance or other charges imposed under the annuity contracts supported by the Fund. These factors and possible differences in the methods used to calculate total return should be considered when comparing the total return of the Fund to total returns published for other investment companies or other investment vehicles.

In communicating with current or prospective shareholders, the Fund may also compare its performance to the performance of

- other mutual funds tracked by mutual fund rating services,

- various indices and

- investments for which reliable performance data are available.

The performance figures of unmanaged indices may assume reinvestment of dividends but generally do not reflect deductions for commissions or administrative and management costs. The performance of the Fund may be compared to averages, performance rankings or other information prepared by recognized mutual fund statistical services. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund.

                 CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL

InvesTrust, N.A., 6301 N. Western, Suite 210, Oklahoma City, Oklahoma 73118, holds cash, securities and other assets of the Fund as required by the 1940 Act. Under its agreement with the Fund, InvesTrust, N.A., which is an indirect subsidiary of American Fidelity Corporation, holds the Fund's portfolio securities and keeps all necessary accounts and records. As compensation for its services as custodian, InvesTrust receives a monthly fee of $2.50 for each depository-eligible issue ($6.00 for each non-eligible issue), transaction fees ranging from $18.00 to $100.00 per transaction for depository-eligible issues ($34.00 to $100.00 for physical issues), a $10.00 fee for each wire transfer, and an annual fee of $950.


This Statement of Additional Information contains financial statements for the Fund and the Fund's predecessor, Variable Annuity Fund A. KPMG LLP, 700 Oklahoma Tower, 210 Park Avenue, Oklahoma City, Oklahoma 73102 serves as independent public accountants for the Fund.



McAfee & Taft A Professional Corporation, 10th Floor, Two Leadership Square, 211 North Robinson, Oklahoma City, Oklahoma 73102-7103, serves as counsel to the Fund.


                              FINANCIAL STATEMENTS


Following are the financial statements of the Fund and its predecessor.

                          INDEPENDENT AUDITORS' REPORT



Board of Directors and Shareholders
American Fidelity Dual Strategy Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of American Fidelity Dual Strategy Fund, Inc. (the Fund), including the schedule of portfolio investments, as of December 31, 1999, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Dual Strategy Fund, Inc. as of December 31, 1999, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with generally accepted accounting principles.



                                                   /s/ KPMG LLP

January 17, 2000

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                       Statement of Assets and Liabilities

                               December 31, 1999



Cash                                                         $         --
Investments, at market value (cost $196,949,647)              229,013,021
Accrued interest and dividends                                    240,391
                                                             ------------
                   Total assets                               229,253,412
Total liabilities                                                      --
                                                             ------------
Net assets                                                   $229,253,412
                                                             ============

Composition of net assets:
    Net capital paid in on shares of capital stock           $194,288,069
    Undistributed net investment income                         2,012,121
    Accumulated net realized gains                                889,848
    Unrealized appreciation on investments                     32,063,374
                                                             ------------
    Net assets (equivalent to $11.847 per share based on
        19,351,516 shares of capital stock outstanding)      $229,253,412
                                                             ============


See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                             Statement of Operations

                          Year ended December 31, 1999


Investment income:
    Income:
      Dividends                                        $ 2,783,854
      Interest                                             252,302
                                                       -----------
                                                         3,036,156
    Expenses:
      Investment management fees (note 2)                1,024,035
                                                       -----------
              Net investment income                      2,012,121
                                                       -----------

Realized gains on investments:
    Proceeds from sales                                 73,672,594
    Cost of securities sold                             72,782,746
                                                       -----------
              Net realized gains                           889,848
                                                       -----------

Unrealized appreciation on investments:
    End of year                                         32,063,374
    Beginning of year                                           --
                                                       -----------
              Increase in unrealized appreciation       32,063,374
                                                       -----------

              Net increase in net assets resulting
                from operations                        $34,965,343
                                                       ===========


See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                       Statement of Changes in Net Assets

                          Year ended December 31, 1999


Increase in net assets from operations:
    Net investment income                                          $   2,012,121
    Net realized gains on investments                                    889,848
    Increase in unrealized appreciation on investments                32,063,374
                                                                   -------------
          Net increase in net assets resulting from operations        34,965,343
                                                                   -------------

Changes from capital stock transactions:
       Shares sold                                                   199,004,011
       Shares issued in reinvestment of dividends
          and distributions                                                   --
       Shares redeemed                                                (4,715,942)
                                                                   -------------
          Increase in net assets derived from capital
              stock transactions                                     194,288,069
                                                                   -------------


          Increase in net assets                                     229,253,412

Net assets:
    Beginning of year                                                         --
                                                                   -------------
    End of year                                                    $ 229,253,412
                                                                   =============

Capital stock shares:
    Shares sold                                                       19,791,437
    Shares issued in reinvestment of dividends
       and distribution                                                       --
    Shares redeemed                                                     (439,921)
                                                                   -------------

    Outstanding, end of year                                          19,351,516
                                                                   =============


See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                              Financial Highlights

                               December 31, 1999


Investment income and expenses:
             Investment income                                              $           .1603
             Operating expenses                                                         .0541
                                                                            -----------------
                         Net investment income                                          .1062

Capital changes:
             Net realized and unrealized gains (losses) from securities                1.7406
                                                                            -----------------
             Net increase (decrease) in net asset unit value                           1.8468
             Net asset unit value, beginning of period                                10.0000
                                                                            -----------------

                         Net assets unit value, end of period               $         11.8468
                                                                            =================

Net assets outstanding end of period                                        $     229,253,412
                                                                            =================

Ratios:
             Ratio of expenses to average net assets                                   0.5000%
             Ratio of net investment income to average net assets                      0.9840%
             Portfolio turnover rate                                                     37.5%


See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 1999

                                                                                                         FAIR VALUE
                                                                                                ----------------------------
                                                                                  SHARES OR                       PERCENTAGE
                                                                                  PRINCIPAL                         OF NET
                                                                                   AMOUNT         AMOUNT            ASSETS
                                                                                  ---------     ----------        ----------
Common stocks:
    Business Services:
      Automatic Data Processing                                                      68,000     $3,663,500
      Computer Associates International, Inc.                                        25,800      1,804,375
      Computer Sciences Corporation *                                                36,000      3,406,500
      Compuware Corporation *                                                        30,000      1,117,500
      Interpublic Group Companies, Inc.                                             112,000      6,460,944
      Microsoft Corporation *                                                        81,800      9,550,150
      Sungard Data Systems *                                                         45,000      1,068,750
      Sterling Commerce, Inc.                                                        30,000      1,021,860
      WPP Group PLC **                                                               71,000      5,901,875
                                                                                                ----------
                                                                                                 33,995,454          14.83%
                                                                                                ----------

    Electronic and Other Electric Equipment:
      General Electric Company                                                       61,600      9,532,600
      Intel Corporation                                                              90,400      7,441,005
      Koninklijke Philips Electronics, N.V. **                                       34,040      4,595,400
      Lucent Technologies                                                            67,000      5,012,404
      Nokia Corporation **                                                           12,000      2,280,000
                                                                                                ----------
                                                                                                 28,861,409          12.59%
                                                                                                ----------

    Chemicals and Allied Products:
      Abbott Laboratories                                                            33,600      1,220,083
      Avery Dennison Corporation                                                     55,800      4,066,425
      Bristol-Myers Squibb Company                                                   76,800      4,929,562
      Eli Lilly & Company                                                            63,800      4,242,700
      Merck & Company, Inc.                                                          23,400      1,569,250
      Pfizer, Inc.                                                                   43,800      1,420,741
                                                                                                ----------
                                                                                                 17,448,761           7.61%
                                                                                                ----------

    Petroleum Refining and Related Industries:
      Chevron Corporation                                                            31,600      2,737,350
      Coastal Corporation                                                            46,000      1,630,102
      Conoco, Inc. - Class B                                                         38,688        962,364
      Exxon Mobil Corporation                                                        27,723      2,233,420
      Royal Dutch Petroleum **                                                       68,200      4,121,803
      Texaco, Inc.                                                                   75,700      4,111,418
                                                                                                ----------
                                                                                                 15,796,457           6.89%
                                                                                                ----------


See accompanying notes to financial statements.


                                       20                            (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                                December 31, 1999

                                                                                                        FAIR VALUE
                                                                                                ----------------------------
                                                                                  SHARES OR                       PERCENTAGE
                                                                                  PRINCIPAL                         OF NET
                                                                                   AMOUNT         AMOUNT            ASSETS
                                                                                  ---------     ----------        ----------
Common stocks, continued:
    Insurance Carriers:
      AFLAC, Inc.                                                                    84,800     $4,001,458
      American General Corporation                                                   42,000      3,186,750
      American International Group                                                   36,562      3,953,266
      MGIC Investment Corporation                                                    43,000      2,588,041
                                                                                                ----------
                                                                                                13,729,515           5.99%
                                                                                                ----------

    Depository Institutions:
      Bank of America Corporation                                                    62,032      3,113,200
      The Chase Manhattan Corporation                                                36,300      2,820,038
      Citigroup, Inc.                                                                61,000      3,389,282
      First Union Corporation                                                        29,484        967,429
      J.P. Morgan & Company, Inc.                                                    10,000      1,266,250
      Regions Financial Corporation                                                  17,600        442,200
      Wachovia Corporation                                                           20,000      1,360,000
                                                                                                ----------
                                                                                                13,358,399           5.83%
                                                                                                ----------

    Industrial Machinery and Equipment:
      Cisco Systems, Inc. *                                                          52,400      5,613,350
      Hewlett-Packard Company                                                        16,400      1,868,567
      United Technologies Corporation                                                76,000      4,940,000
                                                                                                ----------
                                                                                                12,421,917           5.42%
                                                                                                ----------

    General Merchandise Stores:
      Dayton Hudson Corporation                                                     108,000      7,931,196
      Dollar General                                                                 47,500      1,080,625
                                                                                                ----------
                                                                                                 9,011,821           3.93%
                                                                                                ----------

    Communications:
      Bell Atlantic Corporation                                                      31,792      1,957,179
      GTE Corporation                                                                34,800      2,455,558
      MCI Worldcom, Inc. *                                                           28,500      1,512,267
      SBC Communications, Inc.                                                       59,182      2,885,122
                                                                                                ----------
                                                                                                 8,810,126           3.84%
                                                                                                ----------


See accompanying notes to financial statements.


                                       21                            (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 1999

                                                                                                       FAIR VALUE
                                                                                               -----------------------------
                                                                                  SHARES OR                       PERCENTAGE
                                                                                  PRINCIPAL                         OF NET
                                                                                   AMOUNT        AMOUNT             ASSETS
                                                                                  ---------    ----------         ----------
Common stocks, continued:
    Non-Depository Institutions:
      American Express Company                                                      19,600     $3,258,500
      FNMA                                                                          34,400      2,147,833
      MBNA Corporation                                                              87,750      2,391,187
                                                                                               ----------
                                                                                                7,797,520           3.40%
                                                                                               ----------

    Miscellaneous Manufacturing Industries:
      Tiffany & Company                                                             56,400      5,033,700
      Tyco International, Ltd.**                                                    58,000      2,254,750
                                                                                               ----------
                                                                                                7,288,450           3.18%
                                                                                               ----------

    Food and Kindred Products:
      Anheuser-Busch Companies, Inc.                                                31,000      2,197,125
      The Coca-Cola Company                                                         32,800      1,910,600
      Pepsico, Inc.                                                                 73,000      2,573,250
                                                                                               ----------
                                                                                                6,680,975           2.91%
                                                                                               ----------

    Paper & Allied Products:
      Kimberly-Clark Corporation                                                    45,000      2,936,250
      Willamette Industries                                                         47,000      2,182,539
                                                                                               ----------
                                                                                                5,118,789           2.23%
                                                                                               ----------

    Electric, Gas, Sanitary Services:
      Duke Energy Corporation                                                       37,000      1,854,625
      Northern States Power Company                                                 45,000        877,500
      Teco Energy, Inc.                                                             55,500      1,030,191
      Texas Utilities Company                                                       34,500      1,226,889
                                                                                               ----------
                                                                                                4,989,205           2.18%
                                                                                               ----------

    Holding Companies and Other Investment Offices:
      Archstone Communities Trust                                                   40,000        820,000
      Duke-Weeks Realty corporation                                                 30,000        585,000
      First Industrial Realty Trust                                                 35,000        960,295
      Mack-Cali Realty Corporation                                                  31,400        818,347
      Simon Property Group, Inc.                                                    30,000        688,110
      Spieker Properties, Inc.                                                      24,000        874,488
                                                                                               ----------
                                                                                                4,746,240           2.07%
                                                                                               ----------

See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 1999

                                                                                                    FAIR VALUE
                                                                                             -----------------------------
                                                                                SHARES OR                      PERCENTAGE
                                                                                PRINCIPAL                        OF NET
                                                                                 AMOUNT       AMOUNT             ASSETS
                                                                                ---------    ----------        -----------
Common stocks, continued:
    Nondurable Goods-Wholesale:
      Cardinal Health, Inc.                                                       97,700     $1,196,875
      Safeway, Inc.*                                                              25,000      3,474,407
                                                                                             ----------
                                                                                              4,671,282           2.04%
                                                                                             ----------

    Transportation Equipment:
      Ford Motor Company                                                          28,000      1,496,236
      Honeywell International, Inc.                                               53,000      3,057,411
                                                                                             ----------
                                                                                              4,553,647           1.99%
                                                                                             ----------

    Miscellaneous Retail:
      Costco Wholesale Corporation*                                               48,900      4,462,125
                                                                                             ----------
                                                                                              4,462,125           1.95%
                                                                                             ----------

    Durable Goods, Wholesale
      Johnson & Johnson                                                           44,000      4,097,500
                                                                                             ----------
                                                                                              4,097,500           1.79%
                                                                                             ----------

    Building Material, Hardware and Gardening Supplies:
      Home Depot, Inc.                                                            54,000      3,702,348
                                                                                             ----------
                                                                                              3,702,348           1.61%
                                                                                             ----------

    Home Furniture and Equipment Store:
      Circuit City Stores - Circuit City Group                                    56,000      2,523,472
                                                                                             ----------
                                                                                              2,523,472           1.10%
                                                                                             ----------

    Rubber and Miscellaneous Plastic Products:
      Sealed Air Corporation                                                      42,000      2,176,104
                                                                                             ----------
                                                                                              2,176,104           0.95%
                                                                                             ----------

    Personal Services:
      H & R Block, Inc.                                                           39,300      1,719,375
                                                                                             ----------
                                                                                              1,719,375           0.75%
                                                                                             ----------


See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 1999


                                                                                                 FAIR VALUE
                                                                                          ---------------------------
                                                                             SHARES OR                    PERCENTAGE
                                                                             PRINCIPAL                      OF NET
                                                                              AMOUNT         AMOUNT         ASSETS
                                                                             ---------    ------------    -----------
Common stocks, continued:
    Security and Commodity Brokers:
       The Charles Schwab Corporation                                          41,000        1,573,375
                                                                                          ------------
                                                                                             1,573,375       0.69%
                                                                                          ------------

    Eating and Drinking Places:
       McDonald's Corporation                                                  32,000        1,289,984
                                                                                          ------------
                                                                                             1,289,984       0.56%
                                                                                          ------------

    Transportation by Air:
       Delta Air Lines, Inc.                                                   24,000        1,195,488
                                                                                          ------------
                                                                                             1,195,488       0.52%
                                                                                          ------------

    Oil and Gas Extraction:
       Atlantic Richfield Company                                              13,000        1,124,500
                                                                                          ------------
                                                                                             1,124,500       0.49%
                                                                                          ------------

    Primary Metal Industries:
       Engelhard Corporation                                                   58,000        1,094,750
                                                                                          ------------
                                                                                             1,094,750       0.48%
                                                                                          ------------


                                                                                          ------------      ------
    Total common stocks (cost $192,175,615)                                               $224,238,989      97.82%
                                                                                          ------------      ------


See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                        Schedule of Portfolio Investments

                               December 31, 1999


                                                                                FAIR VALUE
                                                                   -------------------------------------
                                                   SHARES OR                               PERCENTAGE
                                                   PRINCIPAL                                 OF NET
                                                    AMOUNT            AMOUNT                 ASSETS
                                                 ------------      ------------          ---------------
Short-term investments:
    Associates Corporation of
       North America Master Note
       (5.01% at December 31, 1999)                 4,774,032      $  4,774,032
                                                 ------------      ------------

       Total short-term investments                                   4,774,032              2.08%
                                                                   ------------

       Total investments (cost $196,949,647)                        229,013,021             99.90%
       Other assets and liabilities, net                                240,391              0.10%
                                                                   ------------            ------
       Total net assets                                            $229,253,412            100.00%
                                                                   ============            ======


 * Presently not producing dividend income
** Foreign investments


See accompanying notes to financial statements.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                          Notes to Financial Statements

                                December 31 1999

(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    GENERAL

              American Fidelity Dual Strategy Fund, Inc. (the Fund) is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The assets of the Fund were formerly held by American Fidelity Variable Annuity Fund A (Variable Annuity Fund A), which operated as an open-end diversified management investment company from 1968 to 1998, and was a separate account of American Fidelity Assurance Company (AFA). Effective January 1, 1999, Variable Annuity Fund A was converted to a unit investment trust, known as American Fidelity Separate Account A (Account A), a separate account of AFA. Also effective January 1, 1999, the Fund was established and Account A transferred its investment portfolio to the Fund in exchange for shares of the Fund.

              The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

              Shares of the Fund are only available to separate accounts of AFA or other insurance companies to fund the benefits of variable annuity contracts.

       (b)    INVESTMENTS

              Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from Bloomberg L.P. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

              The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

              Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined using the specific identification method on a first in, first out basis. Security transactions are accounted for on a trade basis.

              Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.

              The Fund intends to make income and capital gains distributions, if any, on an annual basis. All distributions will be reinvested in additional shares of the portfolio at net assets value.





                                       26                            (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                          Notes to Financial Statements

                                December 31 1999



              In 1999, the cost of purchases and proceeds from sales of securities, other than short-term securities, were $264,958,361 and $73,672,594, respectively.

              At December 31, 1999, the cost basis of investments for financial reporting purposes equaled the cost basis for federal income tax purposes. The gross unrealized appreciation and depreciation on investments at December 31, 1999, were $42,760,541 and ($10,697,167), respectively.

       (c)    INCOME TAXES

              Management of the Fund believes that the Fund will continue to qualify as a "regulated investment company" under subchapter M of the Internal Revenue Code. Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.

       (d)    USE OF ESTIMATES

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)    TRANSACTIONS WITH AFFILIATES

       The Fund receives investment management and advisory services under a management agreement with AFA that provides for fees to be paid to AFA at an annual rate of 0.50% of the Fund's average daily net assets. AFA has engaged two sub-advisors who receive fees equal to 0.30% and 0.38%, respectively, of the Fund's daily net assets. The sub-advisors' fees are paid by AFA.

       AFA pays all other expenses of the Fund except investment advisory fees and investment transactions costs. The Fund will not reimburse AFA at a later time for any such amounts.

       Certain officers and directors of the Fund are also officers and directors of AFA.

(3)    YEAR 2000 RISKS (UNAUDITED)

       Like other variable annuity funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by AFA and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." AFA has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date-related fields in AFA's computer systems to four digits instead of two digits. At the same time, all


                                       27                            (Continued)

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                          Notes to Financial Statements

                                December 31 1999



       relationships with systems outside AFA must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Conversion efforts were complete at December 31, 1999. AFA and the Fund have not experienced any significant difficulties to-date relating to Year 2000 issues, and management does not expect Year 2000 issues to have a significant impact on AFA's or the Fund's operations subsequent to December 31, 1999.

[LOGO]                         [KPMG LETTERHEAD]





                           INDEPENDENT AUDITORS' REPORT



Board of Managers and Contract Owners
American Fidelity Variable Annuity Fund A:

We have audited the accompanying statement of assets and liabilities of American Fidelity Variable Annuity Fund A (the Fund), including the schedule of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in note 3 to the financial statements, effective January 1, 1999, the Fund was converted to a unit investment trust separate account.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Fidelity Variable Annuity Fund A as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ KPMG LLP

January 12, 1999

                  AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                       Statement of Assets and Liabilities

                                December 31, 1998


Cash                                                           116,675

Investments, at market value (cost $108,296,970)           184,206,599

Accrued interest and dividends                                 225,175
                                                         -------------
         Total assets                                      184,548,449

Total liabilities                                                 --
                                                         -------------
Net assets                                               $ 184,548,449
                                                         =============
Accumulation units outstanding                               7,584,332
                                                         =============
Net asset value per unit                                 $     24.3329
                                                         =============

See accompanying notes to financial statements.

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                             Statement of Operations

                          Year ended December 31, 1998

Investment income:
 Income:
  Dividends                                              $ 2,248,472
  Interest                                                   237,909
                                                         -----------
                                                           2,486,381
 Expenses:
  Mortality and expense guaranty fees (note 2)             1,523,825
  Investment management fees (note 2)                        793,659
                                                         -----------
                                                           2,317,484

     Net investment income                                   168,897
                                                         -----------
Realized gains on investments:
 Proceeds from sales                                      63,452,797
 Cost of securities sold                                  52,493,327
                                                         -----------
     Net realized gains                                   10,959,470
                                                         -----------
Unrealized appreciation on investments:
 End of year                                              75,909,629
 Beginning of year                                        51,266,737
                                                         -----------
     Increase in unrealized appreciation                  24,642,892
                                                         -----------
     Net increase in net assets resulting
      from operations                                    $35,771,259
                                                         ===========


See accompanying notes to financial statements.

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                       Statements of Changes in Net Assets

                     Years ended December 31, 1998 and 1997


                                                                          1998                   1997
                                                                      -------------           -----------
Increase in net assets from operations:
 Net investment income                                                $     168,897               479,513
 Net realized gains on investments                                       10,959,470             8,150,950
 Increase in unrealized appreciation on investments                      24,642,892            19,126,495
                                                                      -------------           -----------
    Net increase in net assets resulting from operations                 35,771,259            27,756,958
                                                                      -------------           -----------
Changes from principal transactions:
 Net purchase payments received (note 2)                                 27,107,727            21,031,010
 Withdrawal of funds                                                    (15,421,088)          (10,526,816)
                                                                      -------------           -----------
    Increase in net assets derived from principal transactions           11,686,639            10,504,194
                                                                      -------------           -----------
    Increase in net assets                                               47,457,898            38,261,152

Net assets:
 Beginning of year                                                      137,090,551            98,829,399
                                                                      -------------           -----------
 End of year                                                          $ 184,548,449           137,090,551
                                                                      =============           ===========
Accumulation units:
 Outstanding, beginning of year                                           7,043,575             6,443,056
 Increase for payments received                                           1,258,128             1,190,147
 Decrease for withdrawal of funds                                          (717,371)             (589,628)
                                                                      -------------           -----------
 Outstanding, end of year                                                 7,584,332             7,043,575
                                                                      =============           ===========

See accompanying notes to financial statements.

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                              Financial Highlights


                                                           PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES
                                                 ------------------------------------------------------------------
                                                                      YEARS ENDED DECEMBER 31
                                                 ------------------------------------------------------------------
                                                    1998          1997          1996          1995          1994
                                                 ----------    ----------    ----------    ----------    ----------
       Investment income and expenses:
              Investment income                  $    .3370    $    .3284    $    .2817    $    .2163    $    .2105
              Operating expenses                      .3141         .2576         .1882         .1364         .1193
                                                 ----------    ----------    ----------    ----------    ----------
                    Net investment income             .0229         .0708         .0935         .0799         .0912
       Capital changes:
              Net realized and unrealized
                gains (losses) from securities       4.8468        4.0535        3.0468        3.0251       (0.7066)
                                                 ----------    ----------    ----------    ----------    ----------
              Net increase (decrease) in
                accumulation unit value              4.8697        4.1243        3.1403        3.1050        (.6154)
              Accumulation unit value,
                beginning of period                 19.4632       15.3389       12.1986        9.0936        9.7090
                                                 ----------    ----------    ----------    ----------    ----------
                    Accumulation unit value,
                     end of period               $  24.3329    $  19.4632    $  15.3389    $  12.1986    $   9.0936
                                                 ==========    ==========    ==========    ==========    ==========

       Number of accumulation units
              outstanding, end of period          7,584,332     7,043,575     6,443,056     5,996,795     5,615,645
                                                 ==========    ==========    ==========    ==========    ==========
       Ratios:
              Ratio of expenses to average
                net assets                           1.4603%       1.4603%       1.3777%       1.2880%       1.2826%
              Ratio of net investment income
                to average net assets                0.1070%       0.4042%       0.6850%       0.7542%       0.9797%
              Portfolio turnover rate                  40.1%         26.6%         36.9%         66.1%         43.5%


See accompanying notes to financial statements.

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                        Schedule of Portfolio Investments

                                December 31, 1998


                                                                             MARKET VALUE
                                                                    -----------------------------
                                                    SHARES OR                          PERCENTAGE
                                                    PRINCIPAL                            OF NET
                                                      AMOUNT          AMOUNT             ASSETS
                                                    ---------       -----------        ----------
  Common stocks:
    Chemicals and Allied Products:
      Abbott Laboratories                             33,600        $ 1,646,400
      American Home Products Corporation              47,000          2,646,664
      Avery-Dennison Corporation                      84,400          3,803,233
      Bristol-Myers Squibb Company                    28,900          3,867,167
      Dupont                                          14,400            764,093
      Johnson & Johnson                               44,000          3,690,500
      Lilly Eli & Company                             12,800          1,137,600
      Merck & Company                                 11,700          1,727,938
      Pfizer, Inc.                                    35,800          4,490,644
                                                                    -----------
                                                                     23,774,239          12.88%
                                                                    -----------
    Business Services:
      Automatic Data Processing                       34,000          2,726,358
      Cisco Systems, Inc.*                            80,250          7,448,162
      Computer Associates International               25,800          1,099,725
      Interpublic Group of Companies                  25,500          2,033,625
      Microsoft Corporation*                          41,400          5,741,642
      WPP Group PLC**                                 39,000          2,408,250
                                                                    -----------
                                                                     21,457,762          11.63%
                                                                    -----------
    Electronic and Other Electric Equipment:
      General Electric Company                        61,600          6,287,018
      Intel Corporation                               45,200          5,359,003
      Lucent Technologies                             35,000          3,850,000
      Phillips Electronics NV                         37,000          2,504,419
                                                                    -----------
                                                                     18,000,440           9.75%
                                                                    -----------
    Petroleum and Coal Products:
      Chevron Corporation                             31,600          2,620,809
      Exxon Corporation                               26,000          1,901,250
      Kerr-McGee Corporation                          44,000          1,683,000
      Royal Dutch Petroleum                           61,200          2,929,950
      Texaco, Inc.                                    55,200          2,918,700
                                                                    -----------
                                                                     12,053,709           6.53%
                                                                    -----------


See accompanying notes to financial statements.

                                                                     (Continued)

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                        Schedule of Portfolio Investments

                                December 31,1998


                                                                             MARKET VALUE
                                                                    -----------------------------
                                                    SHARES OR                          PERCENTAGE
                                                    PRINCIPAL                            OF NET
                                                      AMOUNT          AMOUNT             ASSETS
                                                    ---------       -----------        ----------
    Common stocks, continued:
     Food and Kindred Products:
      Anheuser-Busch Companies, Inc.                  31,000         2,034,375
      The Coca-Cola Company                           53,600         3,584,500
      Pepsico, Inc.                                   58,000         2,374,346
      Sara Lee Corporation                           103,000         2,903,261
                                                                   -----------
                                                                    10,896,482            5.91%
                                                                   -----------
     Industrial Machinery and Equipment:
      Compaq Computer Corporation                     80,000         3,354,960
      Hewlett-Packard Company                         16,400         1,120,317
      IBM Corporation                                 11,800         2,180,050
      United Technologies                             32,500         3,534,375
                                                                   -----------
                                                                    10,189,702            5.52%
                                                                   -----------
     Depository Institutions:
      First Union Corporation                         29,484         1,792,981
      MBNA                                            87,750         2,188,222
      Mellon Bank Corporation                         35,000         2,406,250
      J.P. Morgan & Company, Inc.                     10,000         1,050,620
      Regions Financial Corporation                   17,600           709,491
      Wachovia Corporation                            20,000         1,748,740
                                                                   -----------
                                                                     9,896,304            5.36%
                                                                   -----------
     Insurance Carriers:
      AFLAC, Inc.                                     70,200         3,088,800
      American International Group                    58,725         5,674,303
                                                                   -----------
                                                                     8,763,103            4.75%
                                                                   -----------
     Food Stores:
      Albertson's, Inc.                               23,600         1,503,013
      Safeway, Inc.*                                 105,200         6,410,572
                                                                   -----------
                                                                     7,913,585            4.29%
                                                                   -----------


See accompanying notes to financial statements.

                                                                     (Continued)

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                        Schedule of Portfolio Investments

                                December 31, 1998


                                                                             MARKET VALUE
                                                                    -----------------------------
                                                    SHARES OR                          PERCENTAGE
                                                    PRINCIPAL                            OF NET
                                                      AMOUNT          AMOUNT             ASSETS
                                                    ---------       -----------        ----------
    Common stocks, continued:
     Electric, Gas and Sanitary Services:
       Duke Energy Company                           16,000        $ 1,024,992
       GTE                                           34,800          2,262,000
       Northern States Power Company                 38,000          1,054,500
       Teco Energy, Inc.                             55,500          1,564,379
       Texas Utilities                               34,500          1,610,702
                                                                   -----------
                                                                     7,516,573            4.07%
                                                                   -----------
     Communications:
       Ameritech                                     33,400          2,116,725
       Bell Atlantic Corporation                     31,792          1,684,976
       Bellsouth Corporation                         30,000          1,496,250
       SBC Communications, Inc.                      37,600          2,016,300
                                                                   -----------
                                                                     7,314,251            3.96%
                                                                   -----------
     Holding and Other Investment Offices:
       BankAmerica Corporation                       42,032          2,527,174
       Flecor Lodging Trust, Inc.                    23,300            537,345
       First Industrial Realty Trust                 28,000            750,736
       Mack-Cali Realty Corporation                  25,400            784,225
       Simon Property Group, Inc.                    20,000            570,000
                                                                   -----------
                                                                     5,169,480            2.80%
                                                                   -----------
     Non-Depository Institutions:
       American Express Company                      19,600          2,004,100
       FNMA                                          34,400          2,545,600
                                                                   -----------
                                                                     4,549,700            2.47%
                                                                   -----------
     Personal Services:
       H & R Block                                   39,300          1,768,500
       Service Corp International                    64,000          2,435,968
                                                                   -----------
                                                                     4,204,468            2.28%
                                                                   -----------


See accompanying notes to financial statements.

                                                                     (Continued)

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A


                        Schedule of Portfolio Investments

                                December 31, 1998


                                                                             MARKET VALUE
                                                                    -----------------------------
                                                    SHARES OR                          PERCENTAGE
                                                    PRINCIPAL                            OF NET
                                                      AMOUNT          AMOUNT             ASSETS
                                                    ---------       -----------        ----------
    Common stocks, continued:
     General Merchandise:
      Sears Roebuck & Company                        16,800            714,000
      Wal-Mart Stores, Inc.                          29,700          2,418,679
                                                                     ---------
                                                                     3,132,679            1.70%
                                                                     ---------
     Miscellaneous Retail:
      Costco, Inc.*                                  40,500          2,923,574
                                                                     ---------
                                                                     2,923,574            1.58%
                                                                     ---------
     Building Materials and Gardening Supplies:
      Home Depot, Inc.                               46,000          2,814,602
                                                                     ---------
                                                                     2,814,602            1.53%
                                                                     ---------
     Transportation Equipment:
      Allied Signal, Inc.                            30,000          1,329,360
      DaimlerChrysler*                               14,964          1,437,472
                                                                     ---------
                                                                     2,766,832            1.50%
                                                                     ---------
     Home Furniture and Equipment Stores:
      Circuit City Stores                            53,000          2,646,661
                                                                     ---------
                                                                     2,646,661            1.43%
                                                                     ---------
     Nondurable Goods-Wholesale:
      Unilever NV                                    31,000          2,571,047
                                                                     ---------
                                                                     2,571,047            1.39%
                                                                     ---------
     Miscellaneous Manufacturing Industries:
      Tiffany & Company                              47,200          2,448,500
                                                                     ---------
                                                                     2,448,500            1.33%
                                                                     ---------
     Motion Pictures:
      Disney (Walt) Company                          57,600          1,728,000
                                                                     ---------
                                                                     1,728,000            0.94%
                                                                     ---------


See accompanying notes to financial statements.

                                                                     (Continued)

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A


                       Schedule of Portfolio Investments

                               December 31, 1998


                                                                             MARKET VALUE
                                                                    -----------------------------
                                                    SHARES OR                          PERCENTAGE
                                                    PRINCIPAL                            OF NET
                                                      AMOUNT          AMOUNT             ASSETS
                                                    ---------       -----------        ----------
    Common stocks, continued:
     Security and Commodity Brokers:
      Charles Schwab Corporation                     29,500          1,657,517
                                                                   -----------
                                                                     1,657,517            0.90%
                                                                   -----------
     Eating and Drinking Places:
      McDonald's Corporation                         16,000          1,226,000
      Norrell Corporation                            20,000            295,000
                                                                   -----------
                                                                     1,521,000            0.82%
                                                                   -----------
     Air Transportation:
      Delta Airlines, Inc.                           24,000          1,248,000
                                                                   -----------
                                                                     1,248,000            0.68%
                                                                   -----------
     Primary Metal Industries:
      Englehard Corporation                          58,000          1,131,000
                                                                   -----------
                                                                     1,131,000            0.61%
                                                                   -----------
     Oil and Gas Extraction:
      Diamond Offshore*                              44,400          1,051,703
                                                                   -----------
                                                                     1,051,703            0.57%
                                                                   -----------
     Instruments and Related Products:
      Raytheon Company                               16,000            852,000
                                                                   -----------
                                                                       852,000            0.46%
                                                                   -----------
     Health Services:
      Phycor, Inc.                                   39,000            265,668
                                                                   -----------
                                                                       265,668            0.14%
                                                                   -----------          ------
     Total common stocks (cost $104,548,952)                       180,458,581           97.78%


See accompanying notes to financial statements.

                                                                     (Continued)

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A


                        Schedule of Portfolio Investments

                                December 31, 1998


                                                                             MARKET VALUE
                                                                   ------------------------------
                                                    SHARES OR                          PERCENTAGE
                                                    PRINCIPAL                            OF NET
                                                      AMOUNT          AMOUNT             ASSETS
                                                    ---------      ------------        ----------
    Short-term investments:
     Associates Corporation of
      North America Master Note
      (4.71% at December 31, 1998)                                    3,748,018            2.03%
                                                                   ------------          ------
      Total investments (cost $108,296,970)                        $184,206,599           99.81%
      Other assets and liabilities, net                                 341,850            0.19%
                                                                   ------------          ------
      Total net assets                                             $184,548,449          100.00%
                                                                   ============          ======


*  Presently not producing dividend income
** Foreign investments

See accompanying notes to financial statements.

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                          Notes to Financial Statements

                                December 31, 1998

(1)    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    GENERAL

              American Fidelity Variable Annuity Fund A (the Fund) is a separate account of American Fidelity Assurance Company (AFA). The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The purpose of the Fund is to provide a means of investing for supplemental retirement income. Shares are only available in connection with variable annuity policies issued by AFA.

              The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

       (b)    INVESTMENTS

              Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from the Fund's primary broker. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.


              The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.


              Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

              Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange experience (gains or losses) incurred by investment in such securities are paid by the Fund and are recorded as reductions of dividend income. The Fund does not expect these costs to be significant.


                                                                     (Continued)

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                          Notes to Financial Statements

                                December 31, 1998

       (c)    INCOME TAXES


              The Fund is not taxed separately because the operations of the Fund are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. The Fund's net increase in net assets from operations is not expected to result in taxable income under present regulations. The Fund is not taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.


       (d)    ANNUITY RESERVES

              Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from zero to 5 percent as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses the Fund. At December 31, 1998, there were no contract owners who had elected the variable annuity method of payout. Accordingly, the Fund held no annuity reserves at December 31, 1998.

       (e)    USE OF ESTIMATES

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(2)    VARIABLE ANNUITY CONTRACTS AND TRANSACTIONS WITH AFFILIATES

       Net purchase payments received represent gross payments less deductions of $1,021,967 and $803,592 for the years ended December 31, 1998 and 1997, respectively. The deductions are comprised of sales and administrative expenses, minimum death benefits, administrative charges, and certificate issuance fees. These deductions were paid to AFA.

       AFA acts as the Fund's investment manager and assumes certain mortality and expense risks under the variable annuity contracts. Investment management fees are equal to .0013698% of the Fund's daily net assets (.5% per annum). Mortality and expense guaranty fees are equal to .0026308% of the Fund's daily net assets (.96025% per annum). Such fees were paid to AFA.


                                                                     (Continued)

                    AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                          Notes to Financial Statements

                                December 31, 1998

       During the accumulation period, contract owners may partially or totally withdraw from the Fund by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.

       Certain officers and directors of the Fund are also officers and directors of AFA.

(3)    SUBSEQUENT EVENT


       Effective January 1, 1999, the Fund was converted to a unit investment trust separate account (known as American Fidelity Separate Account A), and it transferred its investment portfolio to American Fidelity Dual Strategy Fund, Inc. (Dual Strategy Fund) in exchange for shares of Dual Strategy Fund. There was no impact on the net assets or net asset value per unit as a result of this transfer.


(4)    YEAR 2000 RISKS

       Like other variable annuity funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by AFA and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." AFA has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date related fields in AFA's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside AFA must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Those systems were tested on December 31, 1997 and went through year-end processing without incident. The final test of all systems will be run in 1999. Even though management of AFA is expending considerable resources in a concerted effort to meet this technology-related threat, there is no guarantee that there will be no adverse impact on the Fund of some sort as January 1, 2000 passes.

                                     PART C

                                OTHER INFORMATION


ITEM 23 -- EXHIBITS


Exhibit
Number
-------
a        -        Articles of Incorporation of Registrant. Incorporated herein by reference to Exhibit 1 to Registrant's registration
                  statement on Form N-1A filed on July 16, 1998.

b        -        Bylaws of Registrant. Incorporated herein by reference to
                  Exhibit 2 to Registrant's registration statement on Form
                  N-1A filed on July 16, 1998.

d.1      -        Management and Investment Advisory Agreement dated December
                  22, 1998 between Registrant and American Fidelity Assurance
                  Company (the "Company"). Incorporated herein by reference to
                  Exhibit 5.1 to Post-Effective Amendment No. 1 to Registrant's
                  registration  statement on Form N-1A filed on January 8, 1999.

d.2      -        Investment Sub-Advisory Agreement dated December 8, 1998
                  between the Company and Lawrence W. Kelly & Associates, Inc.
                  Incorporated herein by reference to Exhibit 5.2 to
                  Post-Effective Amendment No. 1 to Registrant's registration statement on Form N-1A filed on January 8, 1999.

d.3      -        Investment Sub-Advisory Agreement dated April 8, 1999 between the Company and Todd Investment Advisors, Inc. Incorporated
                  herein by reference to Exhibit A to Registrant's definitive proxy statement filed on April 9, 1999.



g        -        Corporate Custodial Agreement dated September 30, 1998
                  between Registrant and InvesTrust, N.A. Incorporated herein by reference to Exhibit 8 to Post-Effective Amendment
                  No. 1 to Registrant's registration statement on Form N-1A
                  filed on January 8, 1999.

g.1      -        Schedule of remuneration for Corporate Custodial Agreement.
                  Incorporated herein by reference to Exhibit g.1 to
                  Registrant's registration statement filed on February 18,
                  1999.

h        -        Fund Participation Agreement dated December 22, 1998 between
                  Registrant and the Company. Incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 1 to Registrant's
                  registration  statement on Form N-1A filed on January 8, 1999.

i*       -        Opinion and Consent of Counsel.

j*       -        Consent of Independent Auditors.

p.1*     -        Code of Ethics of the Fund.

p.2*     -        Code of Ethics of Underwriter.

p.3*     -        Code of Ethics of Investment Adviser

99.1*    -        Organization chart of the Company.

99.2*    -        Financial Data Schedule.



---------------


*  Filed herewith.


ITEM 24 -- PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND


         American Fidelity Assurance Company, an Oklahoma corporation and a wholly-owned subsidiary of American Fidelity Corporation, a Nevada corporation, is the sole holder of record of the Fund's shares. American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises, a Limited Partnership. William M. Cameron, an individual, and Lynda
L. Cameron, an individual, each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises a Limited Partnership. The organization chart filed herewith as Exhibit 99 shows the affiliated entities.


ITEM 25 -- INDEMNIFICATION

         Article Eighth, Section 2 of the Fund's Articles of Incorporation provides as follows:

         The corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.


         The By-Laws of the Fund provide in Article VIII as follows:


         1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by law. The corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

         2. ADVANCES. Any current or former director or officer of the corporation seeking indemnification within the scope of this Article shall be entitled to advances from the corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the General Corporation Law. The person seeking indemnification shall provide to the corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide security in form and amount acceptable to the corporation for his undertaking; (b) the corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the corporation at the time the advance is proposed to be made that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

         3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

         4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the corporation may be indemnified and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940, as amended.

         5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested non-party directors or otherwise.

         6. AMENDMENTS. References in this Article are to the General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of the by-laws shall affect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26 -- BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         American Fidelity Assurance Company (the "Company") is primarily engaged in writing life, accident and health insurance and annuity contracts. Set forth below are the names of each of the directors and executive officers of the Company, their positions and offices with the Company and any other business, profession, vocation or employment of a substantial nature in which each is or has been, during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee:




Name and Principal           Positions and Offices
Business Address*              with the Company                      Other Affiliations
------------------           ---------------------                   ------------------

Lynda L. Cameron             Director                                President, Cameron Equestrian
                                                                     Centers, Inc.
                                                                     2000 N. Classen Boulevard
                                                                     Oklahoma City, OK 73106

William M. Cameron           Chairman and Chief                      Chairman, President and Chief
                             Executive Officer, Director             Executive Officer (January
                                                                     1998 to present); Vice
                                                                     Chairman and Senior Vice
                                                                     President (prior to 1998),
                                                                     American Fidelity Corporation;
                                                                     Director, ASC Holding, L.L.C.;
                                                                     Chairman, First Fidelity Bank,
                                                                     N.A. and First Fidelity
                                                                     BanCorp, Inc.
                                                                     5101 N. Classen, Suite 500
                                                                     Oklahoma City, OK 73118

David R. Carpenter           Senior Vice President,                  Senior Vice President,
                             Treasurer                               American Fidelity Corporation;
                                                                     Chairman, President, Chief
                                                                     Executive Officer, Treasurer,
                                                                     and Chief Financial Officer,
                                                                     American Fidelity Securities,
                                                                     Inc.; Senior Vice President,
                                                                     American Fidelity Dual
                                                                     Strategy Fund, Inc.

William E. Durrett           Senior Chairman, Director               Senior Chairman (January 1998
                                                                     to present); Chairman, President
                                                                     and Chief Executive Officer
                                                                     (prior to 1998), American
                                                                     Fidelity Corporation; Director,
                                                                     Bank Oklahoma Financial
                                                                     Corporation
                                                                     Bank Oklahoma Tower
                                                                     P. O. Box 2300
                                                                     Tulsa, OK 74192;
                                                                     Director,
                                                                     Integris Health, Inc.
                                                                     3366 N.W. Expressway
                                                                     Oklahoma City, OK 73112;
                                                                     Director,
                                                                     OGE Energy Corporation
                                                                     P. O. Box 321
                                                                     Oklahoma City, OK  73101

Charles R. Eitel             Director                                Chairman, Chief Executive
                                                                     Officer and Director,
                                                                     Simmons Company

Stephen P. Garrett           Senior Vice President,                  Senior Vice President and
                             Secretary                               Secretary, American Fidelity
                                                                     Corporation

William A. Hagstrom          Director                                Chairman and Chief Executive Officer
                                                                     The Women's Care Network
                                                                     204 N. Robinson, Suite 1300
                                                                     Oklahoma City, OK 73102


Kenneth D. Klehm             Senior Vice President                   Senior Vice President,
                                                                     Treasurer, Controller and Chief
                                                                     Financial Officer, American
                                                                     Fidelity Corporation; Senior
                                                                     Vice President, American
                                                                     Fidelity Dual Strategy Fund, Inc.;
                                                                     Director,  ASC Holding, L.L.C.;
                                                                     Director, First Fidelity Bank
                                                                     and First Fidelity BanCorp, Inc.
                                                                     5101 N. Classen, Suite 500
                                                                     Oklahoma City, OK  73118

Alfred L. Litchenburg        Senior Vice President                   Director,
                                                                     Southwest Bancorp, Inc.
                                                                     608 South Main Street
                                                                     Stillwater, OK  74074

David R. Lopez               Director                                Texas Operations
                                                                     Southwestern Bell Telephone
                                                                     1616 Guadalupe, Room 630
                                                                     Austin, TX 78701

Paula Marshall-Chapman       Director                                Chief Executive Officer,
                                                                     The Bama Companies, Inc.
                                                                     2745 East 11th Street
                                                                     Tulsa, OK  74104;
                                                                     Director,
                                                                     Public Service Company
                                                                     212 East 6th Street
                                                                     Tulsa, OK  74119



John W. Rex                  President, Chief Operating              Executive Vice President and
                             Officer, Director                       Director, American Fidelity
                                                                     Corporation


Galen P. Robbins, M.D.       Director                                Physician and, prior to 1998,
                                                                     Director, Cardiovascular Clinic
                                                                     11901 Quail Creek Road
                                                                     Oklahoma City, OK 73120




John D. Smith                Director                                President, John D. Smith
                                                                     Developments, Inc.
                                                                     3400 Peach Tree Road,
                                                                     Suite 831
                                                                     Atlanta, GA 30326


-------------------

* Principal business address is 2000 N. Classen Boulevard, Oklahoma City, Oklahoma 73106 or, if applicable, the address set forth under "Other Affiliations."


         The officers and directors of Lawrence W. Kelly & Associates, Inc., and the positions they have held since January 1, 1997 or earlier are as follows:



                  Name                                                    Positions with Sub-Adviser and Other Affiliations
                  ----                                                    -------------------------------------------------
         Lawrence W. Kelly                                               Director, Chairman, Chief Executive Officer,
                                                                         Treasurer

         Nicholas J. Welsh                                               Executive Vice President

         H. James Darcey                                                 Executive Vice President

         Maria Alejandra Tescher                                         Executive Vice President - Senior
                                                                         Trader & Operations Manager

         Janice M. Kelly                                                 Vice President (1998-Present);
                                                                         Director, Secretary

         Scott M. Kelly                                                  Vice President (1998-Present);
                                                                         Portfolio Manager, Capital Consultants, Inc.
                                                                         (1997-1998)

         Todd Investment Advisors, Inc. is managed by the following persons, who have held the positions indicated since January 1, 1998 or earlier:




         Name                                                            Positions with Sub-Adviser and Other Affiliations
         ----                                                            -------------------------------------------------
         Bosworth M. Todd                                                Chairman; Director, First Capital Bank of
                                                                         Kentucky, Louisville, KY (1996-present)

         Robert P. Bordogna                                              President and Chief Executive Officer

         Richard A. Loebig                                               Executive Vice President

         Gayle S. Dorsey                                                 Executive Vice President (1997-
                                                                         present); Vice President,
                                                                         J.J.B. Hilliard, W.L. Lyons, Inc.,
                                                                         Louisville, KY (1976-1997)

         Sam C. Ellington                                                Vice President

         Curtiss M. Scott, Jr.                                           Executive Vice President

         Margaret C. Bell                                                Vice President of Marketing

ITEM 27 -- PRINCIPAL UNDERWRITERS


         (a) American Fidelity Securities, Inc. ("AFS"), a wholly-owned subsidiary of the Company, is the sole underwriter for the Fund. AFS is also the underwriter for American Fidelity Separate Account A and American Fidelity Separate Account B.

         (b) AFS director and officer information is as follows:

Name and Principal                Positions and Offices                              Positions and
 Business Address                   with Underwriter                               Offices with Fund
------------------                ---------------------                            -----------------

David R. Carpenter                Director, Chairman, President,                   None
P. O. Box 25523                   Chief Executive Officer,
Oklahoma City, OK  73125          Treasurer, Chief Financial
                                  Officer and Registered Limited
                                  Principal

Marvin R. Ewy                     Director, Vice President,                        None
P. O. Box 25523                   Secretary, Chief Compliance
Oklahoma City, OK  73125          Officer and Registered
                                  Limited Principal

Nancy K. Steeber                  Director, Vice President,                        None
P. O. Box 25523                   Operations Officer and
Oklahoma City, OK  73125          Registered Limited Principal



         (c)      AFS receives no compensation for the sale of Fund shares.

ITEM 28 -- LOCATION OF ACCOUNTS AND RECORDS

         All records relating to the Fund required by Section 31(a) of the 1940 Act are kept by the Fund or its custodian at the following addresses:


                   American Fidelity Dual Strategy Fund, Inc.
                            2000 N. Classen Boulevard
                          Oklahoma City, Oklahoma 73106
                                       or
                                InvesTrust, N.A.
                           6301 N. Western, Suite 210
                          Oklahoma City, Oklahoma 73118


ITEM 29 -- MANAGEMENT SERVICES

         Not applicable

ITEM 30 -- UNDERTAKINGS


         Not applicable

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 to Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 5 to Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Oklahoma City, and State of Oklahoma on the day of April 18, 2000.



                             AMERICAN FIDELITY DUAL STRATEGY FUND, INC.



                             By /s/ John W. Rex
                                ------------------------------------------------
                                John W. Rex, Chairman of the Board and President




         Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 5 to Registration Statement has been signed below by the following persons in the capacities indicated on April 18, 2000.




/s/ John W. Rex                                       /s/ Gregory M. Love
-----------------------------------------------       -----------------------------------------------
John W. Rex, Chairman of the Board,                   Gregory M. Love, Director
 President and Treasurer
 .


/s/ Daniel D. Adams, Jr.                              /s/ J. Dean Robertson
-----------------------------------------------       -----------------------------------------------
Daniel D. Adams, Jr., Director and Secretary          J. Dean Robertson, Director



/s/ Jean G. Gumerson                                  /s/ G. Rainey Williams, Jr.
-----------------------------------------------       -----------------------------------------------
Jean G. Gumerson, Director                            G. Rainey Williams, Jr., Director

                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
 i                              Opinion and Consent of Counsel

 j                              Consent of Independent Auditors

 p.1                            Code of Ethics of the Fund

 p.2                            Code of Ethics of Underwriter

 p.3                            Code of Ethics of Investment Adviser

99.1                            Organization chart of the Company

99.2                            Financial Data Schedule